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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K



                                 CURRENT REPORT



                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) October 14, 1996

                            Berkshire Hathaway Inc.
             (Exact name of registrant as specified in its charter)


Delaware                              1-10125                    04-2254452
(State or other                  (Commission File          (I.R.S. Employer
jurisdiction of                      Number)            Identification No.)
incorporation)

1440 Kiewit Plaza, Omaha, Nebraska                                    68131
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code (402) 346-1400

                                 Not Applicable
(Former name or former address, if changed since last report)
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Item 5.   Other Events.

          Berkshire Hathaway Inc. (the "registrant"), its wholly owned subsidiary NY Acquisition Sub Inc., and FlightSafety International, Inc. ("FlightSafety") have entered into an Agreement and Plan of Merger dated as of October 14, 1996 (the "Merger Agreement"), which is filed herewith as Exhibit 2 and is incorporated herein by reference.

          The registrant and FlightSafety have issued a joint press release announcing the Merger Agreement, which is filed herewith as Exhibit 99.1 and is incorporated herein by reference, and FlightSafety's chairman and largest shareholder delivered a letter to the registrant and NY Acquisition Sub Inc. which is filed herewith as Exhibit 99.2 and is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.

          (c) The following exhibits are filed with this report:

     Exhibit Number                            Description

          2 Agreement and Plan of Merger dated as of October 14, 1996 between the registrant and FlightSafety
                                         International, Inc.

          99.1 Press Release of the registrant and FlightSafety International, Inc. issued October 15, 1996

          99.2 Letter dated October 14, 1996 between Mr. Albert L. Ueltschi, the registrant, and NY Acquisition Sub Inc.

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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              BERKSHIRE HATHAWAY INC.



                              By:  /s/ Marc D. Hamburg
                                    Name:  Marc D. Hamburg
                                    Title: Vice President and
                                          Chief Financial Officer

Dated:  October 16, 1996
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                                 EXHIBIT INDEX


Exhibit Number                                Description

     2 Agreement and Plan of Merger dated as of October 14, 1996 between the registrant and FlightSafety
                                         International, Inc.

     99.1 Press Release of the registrant and FlightSafety International, Inc. issued October 15, 1996.

     99.2 Letter dated October 14, 1996 between Mr. Albert L. Ueltschi, the registrant, and NY Acquisition Sub Inc.